Exhibit 10.2
OEM PURCHASE AGREEMENT
ELEVENTH AMENDMENT
This Eleventh Amendment (the “Eleventh Amendment”) effective as of the signature date , (the “Effective Date”) amends the OEM Purchase Agreement (the “Agreement”) dated December 16, 2002, by and between HEWLETT-PACKARD COMPANY, a Delaware corporation having its principal place of business at 3000 Hanover Street, Palo Alto, California 94304 (“HP”) and BROCADE COMMUNICATIONS SYSTEMS, INC. a Delaware corporation having its principal place of business at 1745 Technology Drive, San Jose, California 95110, and BROCADE COMMUNICATIONS SYSTEMS SWITZERLAND SARL., a corporation organized under the laws of Geneva, and having its principal place of business at 29 Route de l’Aeroport Case Postale 105, CH-1215 Geneva 15, Switzerland (collectively “Supplier”).
RECITALS
WHEREAS, HP and Supplier have entered into the Agreement pursuant to which HP agreed to purchase, and Supplier agreed to sell OEM Products and provide Support in accordance with the terms and conditions set forth therein; and
WHEREAS, HP agrees to compensate Supplier for Supplier’s Software Support to HP for those certain Software Products as specified herein; and
WHEREAS, HP and Supplier previously entered into the Sixth Amendment, which includes payment of [**] for Power Pack Products; and
WHEREAS, HP and Supplier now wish to include additional Software Products that will also be subject to the same terms of the Sixth Amendment;
HP and Supplier now desire to enter into this Eleventh Amendment to amend certain provisions of the Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, HP and Supplier agree as follows:

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1.	DEFINITIONS: Capitalized terms used in this Eleventh Amendment that are not defined herein shall have the meaning given thereto in the Agreement.
1.1.	[**] as described in Exhibit C-1 of this Eleventh Amendment, as well as those defined in the Sixth Amendment, that Brocade shall be [**] for the [**] This is also referred to [**] by Brocade in the new product quote template.

1.2.	[**] shall mean the [**] as defined in this Eleventh Amendment and the Sixth Amendment.
2.	Confirmation and Ratification. Except as expressly amended herein, all unmodified and remaining terms and conditions of the Agreement shall remain in full force and effect, In the event a conflict between the Agreement and this Eleventh Amendment, the terms, the terms of this Eleventh Amendment shall govern.
3.	Exhibit C-1 of the Sixth Amendment, entitled [**], shall be amended to add additional Software Products as attached Exhibit C-1 of this Eleventh Amendment.
4.	Section 8 of the Sixth Amendment shall be amended to include additional software Products as listed in this Eleventh Amendment, and shall no longer be exclusive to Power Pack Software. Additional Software Products that may be added under the terms of this Amendment shall be mutually agreed to by the parties.
5.	HP agrees to [**] [**] as stated in the Exhibit C-1. Any new Software Products that may be added to this Agreement in the future which has a [**] associated with it must be mutually agreed to by the parties.
6.	The parties agree that all shipments of any products stated in the Exhibit C-1 [**] will be included under the provisions of this Eleventh Amendment. The parties further agree that [**] for these products are [**] as per the terms of payments in this Amendment 11, and there will be [**]
7.	This Eleventh Amendment may be executed in counterparts, each of which will be deemed an original, but both of which together will constitute one and the same instrument. The parties agree that facsimile signatures of the parties will be binding.

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IN WITNESS WHEREOF, HP and Supplier have entered into this Eleventh Amendment as of the Effective Date as provided above.
AGREED:
          (a) BROCADE COMMUNICATIONS HEWLETT-PACKARD COMPANY

SYSTEMS INC. (“Supplier”)	(“HP”)

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

          (b)
          (c) AGREED:
          (d) BROCADE COMMUNICATIONS
SWITZERLAND, SARL. (“Supplier”)

By:

Name:

Title:

Date:

EXHIBIT (C-1)
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